UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 7, 2006 (December 1, 2006)

KEY ENERGY SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	1-8038	04-2648081
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 McKinney Street, Suite 1800

Houston, Texas 77010

(Address of Principal Executive Offices and Zip Code)

713/651-4300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant’s Certifying Accountant

Effective December 1, 2006, Key Energy Services, Inc. (the “Company”) engaged Grant Thornton LLP (“Grant Thornton”) to serve as the Company’s principal accountants for the audit of the Company’s consolidated financial statements for the fiscal years ended December 31, 2004, December 31, 2005 and December 31, 2006 and dismissed KPMG LLP (“KPMG”) as the Company’s principal accountants.  The Audit Committee of the Company’s Board of Directors approved the decision to change the Company’s independent registered public accounting firm.

The Company has not completed its financial statements for the fiscal years ended December 31, 2004 and December 31, 2005.  As previously disclosed, on March 28, 2004, the Board of Directors of the Company determined that the Company’s previously issued financial statements for the first nine months of 2003 and prior periods would require restatement and should not be relied upon.  On October 19, 2006, the audit of the Company’s consolidated balance sheets as of December 31, 2003 and 2002 and June 30, 2002 and the related consolidated statements of operations, stockholders’ equity, comprehensive income and cash flows for fiscal periods ended December 31, 2003, December 31, 2002, June 30, 2002, and June 31, 2001 was completed.  The consolidated financial statements are included in a Current Report on Form 8-K/A filed with the Securities and Exchange Commission on October 26, 2006 (the “Financial and Informational Report”).

As previously disclosed in the Financial and Informational Report, the audit report of KPMG on the Company’s consolidated financial statements for the periods ended December 31, 2003 expressed an unqualified opinion that the consolidated balance sheet as of December 31, 2003 presents fairly the Company’s financial position on December 31, 2003 in accordance with generally accepted accounting principles (“GAAP”).  The audit report expressed an adverse opinion that, because of the effects of the accounting matters described below, the consolidated financial statements, other than the balance sheet as of December 31, 2003, do not present fairly the Company’s financial position as of December 31, 2002 and June 30, 2002, or the results of operations or cash flows for the year ended December 31, 2003, the six months ended December 31, 2002 and each of the years in the two-year period ended June 30, 2002.  There were no other modifications or qualifications in the audit report.

KPMG’s audit report described the accounting matters that resulted in its adverse opinion as follows:

As discussed in Note 1 to the consolidated financial statements [in the Financial and Informational Report], in connection with the year ended December 31, 2003, the Company identified errors in its accounting for fixed assets.  Specifically, the Company determined that certain fixed assets were not in its possession and that certain fixed assets were impaired.  As a result, the Company recorded a $40.6 million write-off for fixed assets not in its possession and $10.2 million in write-downs for fixed asset impairments.  The Company was unable to identify and appropriately evidence the periods to which such errors relate but elected to record the corrections in the year ended December 31, 2003.  This accounting is not in accordance with APB Opinion No. 20, Accounting Changes, which requires that the correction of an error be made through a restatement of the financial statements for the period in which the error occurred.

During the fiscal years ended December 31, 2002 and 2003, respectively, and through December 1, 2006, (i) there have been no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference thereto in their reports on the financial statements for such years and (ii) there were no “reportable events” as that term is defined in Item 304 (a)(1)(v) of Regulation S-K, except that during the course of the restatement process, KPMG had several discussions with the Audit Committee of the Company’s Board of Directors related to the Company’s control environment and the need for it to be improved and advised and discussed with the Audit Committee the following material weaknesses: (1) our controls surrounding our monitoring of the status and condition of our fixed assets and the appropriate recording of the results of any changes in our financial statements, (2) the lack of controls to ensure proper capitalization of costs in accordance with GAAP and (3) the lack of accounting processes and lack of qualified accounting personnel to develop such processes or execute such processes. The Audit Committee of the Company’s Board of Directors fully discussed the material weaknesses identified in the Financial and Informational Report with KPMG and KPMG’s expanded audit scope prior to the filing of the Financial and Informational Report. The Company authorized KPMG to respond fully to all inquiries of Grant Thornton concerning the subject matter of such material weaknesses.

During the Company’s fiscal years ended December 31, 2002 and 2003, and through December 1, 2006, the Company did not consult with Grant Thornton regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report was provided to the Company or oral advice was provided that Grant Thornton concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or reportable event as defined in Item 304(a)(1)(iv) and (v) of Regulation S-K.

The Company has provided KPMG with a copy of the foregoing statements and has requested and received from KPMG a letter addressed to the Securities and Exchange Commission stating whether or not KPMG agrees with the above statements.  A copy of the letter from KPMG is attached as Exhibit 16.1to this Form 8-K.

Item 7.01.  Regulation FD Disclosure

On December 6, 2006, the Company issued a press release announcing the appointment of Grant Thornton LLP as its independent registered accounting firm.  A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d)           Exhibits.

16.1         Letter dated December 7, 2006 from KPMG LLP.

99.1         Press release dated December 6, 2006 announcing the appointment of Grant Thornton LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY ENERGY SERVICES, INC.

Date: December 7, 2006	By:	/s/ Newton W. Wilson, III
Newton W. Wilson, III
Senior Vice President and General Counsel

Exhibit Index

Exhibit No.	Description

16.1	Letter dated December 7, 2006 from KPMG LLP

99.1	Press release dated December 6, 2006 announcing the appointment of Grant Thornton LLP